TIAA-CREF FUNDS

SUPPLEMENT NO. 1
dated August 23, 2010
to the Statement of Additional Information (SAI)
dated February 1, 2010 (as amended August 7, 2010)

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

Certain information in the SAI regarding portfolio managers has been updated. Accordingly, the following information hereby replaces in its entirety the information for each of the following portfolio managers in the chart under the section entitled “Additional Information Regarding Portfolio Managers” on pages B-41 and B-42 of the SAI:

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Funds

Growth & Income Fund
Susan Kempler	1	0	$1,418	$0	$100,001 — 500,000

Mid-Cap Growth Fund
George (Ted) Scalise, CFA	0	0	$685	$0	$100,001 — 500,000

Mid-Cap Value Fund
Athanasios (Tom) Kolefas, CFA	3	1	$15,171	$7	$100,001 — 500,000

Small-Cap Equity Fund
Adam Cao	2	0	$1,192	$0	$50,001 — 100,000

International Equity Index Fund
Philip James (Jim) Campagna, CFA	11	0	$24,120	$0	$0
Anne Sapp, CFA	11	0	$24,120	$0	$0

Enhanced Large-Cap Growth Index Fund
Ruxiang (Michael) Qian	0	0	$496	$0	$10,001 — 50,000
Kelvin Zhang	0	0	$496	$0	$1 — 10,000

Enhanced Large-Cap Value Index Fund
Michael S. Shing, CFA	2	0	$1,192	$0	$10,001 — 50,000
Pei Chen	0	0	$499	$0	$1 — 10,000

Social Choice Equity Fund
Philip James (Jim) Campagna, CFA	11	0	$24,120	$0	$1 — 10,000

Bond Fund
John M. Cerra	6	0	$20,832	$0	$1 — 10,000

Bond Plus Fund
John M. Cerra	6	0	$20,832	$0	$1 — 10,000

Tax-Exempt Bond Fund
Peter Scola	0	0	$258	$0	$1 — 10,000

BROKERAGE ALLOCATION

The second sentence of the fourth paragraph of the “Brokerage Allocation” section on page B-53 of the SAI, which begins “If such research or services are obtained for cash...”, is hereby removed in its entirety from the SAI.

A12423 (8/10)